UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2011

MICROS SYSTEMS, INC

(Exact name of Registrant as specified in its charter)

MARYLAND	000-09993	52-1101488
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289

(Address of principal executive offices)    (Zip code)

Registrant’s telephone number, including area code:	443-285-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

MICROS Systems, Inc. (the “Company”) held its annual meeting of shareholders on November 18, 2011.  The proposals submitted to a vote of the shareholders and the final results of the voting on each proposal are set forth below:

1.  Election of Directors - The shareholders elected the following nominees to serve on the Board of Directors for one year terms and until their respective successors are duly elected and qualified.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
A.L. Giannopoulos	70,702,468	1,269,587	4,617,284
Louis M. Brown, Jr.	70,904,453	1,067,602	4,617,284
B. Gary Dando	71,881,742	90,313	4,617,284
F. Suzanne Jenniches	67,020,573	4,951,482	4,617,284
John G. Puente	58,267,625	13,704,430	4,617,284
Dwight S. Taylor	66,871,378	5,100,677	4,617,284

2. Ratification of Appointment of Independent Registered Public Accounting Firm - The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year by the following vote:

For	76,231,954
Against	330,890
Abstain	26,495

3. Amendment to the 1991 Stock Option Plan - The shareholders approved an amendment to the Company’s 1991 Stock Option Plan to authorize the issuance of an additional 1,200,000 shares of Common Stock under the plan by the following vote.

For	66,938,846
Against	4,996,948
Abstain	36,261
Broker Non-Votes	4,617,284

4. Advisory Vote on Compensation of the Named Executive Officers - The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote.

For	59,494,372
Against	12,414,657
Abstain	63,026
Broker Non-Votes	4,617,284

5. Advisory Vote to Determine the Frequency of the Advisory Vote on Compensation of the Company’s Named Executive Officers – The shareholders approved, on an advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers by the following vote.

One year	64,325,778
Two years	200,965
Three years	7,410,451
Abstain	34,861
Broker Non-Votes	4,617,284

Board of Directors Determination that the Company Conduct an Annual Shareholder Advisory Vote on Executive Compensation:

As noted above, the shareholders approved, on an advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers.   Consistent with the advisory vote, the Company’s Board of Directors has determined that the Company will include a shareholder advisory vote on the compensation of its named executive officers in its proxy materials until the shareholders next vote on the frequency of shareholder advisory vote on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2011

MICROS Systems, Inc. (Registrant)

By:	/s/ Cynthia A. Russo
Cynthia A. Russo
Executive Vice-President, Chief Financial Officer